EXHIBIT 10.4



                        SUMMARY OF DIRECTOR COMPENSATION


Attached is Schedule B which details Board of Director and Committee Member compensation. Directors that are salaried officers of the corporation receive no director or committee compensation. Schedule B is approved annually by the Board of Directors.













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                                                          Exhibit 10.4 Continued

                                   SCHEDULE B
                                 JANUARY 5, 2007

DIRECTORS' COMPENSATION:          Non-employee Directors $14,000 annual retainer
------------------------          plus $1,500 per meeting  attended of Tri  City
                                  National Bank and $300 per meeting attended of Tri City Bankshares Corporation, payable quarterly

EXECUTIVE COMMITTEE:              Annual compensation, payable quarterly:
--------------------

   Henry Karbiner,Jr., Chairman   Henry Karbiner, Jr. - no compensation
   Ronald K. Puetz                Ronald K. Puetz - no compensation
   William Gravitter              William Gravitter                  $17,900
   Sanford Fedderly               Sanford Fedderly                   $12,150
   Christ Krantz                  Christ Krantz                      $ 5,600

LOAN COMMITTEE:
---------------
   William Werry, Chairman        Non-employee Directors:
   Robert W. Orth                 Chairman $750 per meeting attended
   Sanford Fedderly               Other members $500 per meeting attended
   William Gravitter              Payable quarterly
   Henry Karbiner, Jr.
   Christ Krantz
   Ronald K. Puetz
   Scott A. Wilson

AUDIT COMMITTEE:
----------------
   William N. Beres, Chairman     Chairman $10,000 per annum, payable quarterly
   Sanford Fedderly               Non-employee members $250 per meeting attended
   Christ Krantz                  Payable quarterly
   Brian McGarry


CRA/COMPLIANCE COMMITTEE:
-------------------------
   Scott A. Wilson, Chairman      Non-employee Directors:
   David A. Ulrich, Jr.           $250 per meeting attended, payable quarterly
   Scott D. Gerardin
   Georgia Franecki
   Douglas Schnier
   Michael Koenen
   Michael Phillips
   Mark Dandrea
   Kristen Gagliano